UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

-   "may"
-   "will"
-   "should"
-   "estimates"
-   "plans"
-   "expects"
-   "believes"
-   "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement

On September 15, 2005, Solomon Technologies, Inc. (the “Company”) and Woodlaken LLC (“Woodlaken”), Jezebel Management Corporation (“Jezebel”), Pinetree (Barbados), Inc. (“Pinetree”) and Coady Family LLC (“Coady,” and together with Woodlaken, Jezebel and Pinetree, the “Investors”) entered into an agreement to amend the promissory notes in the aggregate principal amount of $600,000 issued by the Company to the Investors between March and August 2005 (the “Notes”) extending the maturity date of the Notes from October 1, 2005 to November 1, 2005.

On September 15, 2005, the Company borrowed $150,000 from Jezebel and issued a promissory note in the principal amount of $150,000 to Jezebel. The note bears interest at a rate of 12% per annum and matures on November 1, 2005. The note has substantially the same terms as the Notes and with the Notes is secured by a first priority security interest in all of the tangible and intangible assets of the Company.

The president of Jezebel is Michael D’Amelio, a director of the Company. Jezebel currently owns 250,000 shares of Series A preferred stock of the Company and holds a warrant to purchase 500,000 shares of common stock of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As more fully described under Item 1.01, on September 15, 2005, the Company borrowed $150,000 from Jezebel and issued a promissory note in the principal amount of $150,000 to Jezebel. The note is secured by a first priority security interest in all of the tangible and intangible assets of the Company. The note may be accelerated by Jezebel upon the occurrence of certain events of default, including the Company’s bankruptcy or liquidation or breach of any of the Company’s representations or obligations under the note. The note matures on November 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC. (Registrant)

Dated: September 21, 2005	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President (Principal Executive Officer)